UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2020

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 951-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 10, 2020, Potbelly Sandwich Works, LLC (the “Borrower”), an indirect subsidiary of Potbelly Corporation (the “Company”), was granted a loan (the “Loan”) from JPMorgan Chase Bank, N.A. in the aggregate amount of $10,000,000, pursuant to the Paycheck Protection Program (the “PPP”) under Division A, Title I of the CARES Act, which was enacted March 27, 2020.

The Loan, which was in the form of a Note dated April 6, 2020 issued by the Borrower, matures on April 6, 2022 and bears interest at a rate of 0.98% per annum, payable monthly commencing on November 6, 2020. The Note may be prepaid by the Borrower at any time prior to maturity with no prepayment penalties. Funds from the Loan may only be used for payroll costs, costs used to continue group health care benefits, mortgage payments, rent, utilities, and interest on other debt obligations incurred before February 15, 2020. The Company intends to use the entire Loan amount for qualifying expenses. Under the terms of the PPP, certain amounts of the Loan may be forgiven if they are used for qualifying expenses as described in the CARES Act.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.03 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company appointed Steven W. Cirulis, age 49, as Senior Vice President, Chief Financial Officer and Chief Strategy Officer, effective as of April 6, 2020 (the “Effective Date”).

Mr. Cirulis previously served in a strategic planning, finance and analytical consulting role for the Company since December 2019. Prior to that, Mr. Cirulis served as Senior Vice President, Strategic Projects at Panera Bread from 2017 to 2018. Prior to his role at Panera Bread, Mr. Cirulis was the Global Vice President, Corporate Strategy, at McDonald’s Corporation from 2011 to 2016. Prior to joining McDonald’s, Mr. Cirulis was the Senior Director of Strategy, Business Development and Insights, for Gap Brand at Gap, Inc. from 2006 to 2011. Mr. Cirulis is an MBA graduate of the Kellogg Graduate School of Management at Northwestern University, and holds an undergraduate degree in economics and political science from Northwestern University.

Mr. Cirulis takes over from Alan Johnson, Chief Executive Officer of the Company, who temporarily assumed the responsibilities of the principal financial officer and William Atkins, the Company’s Vice President, Controller, who temporarily assumed the responsibilities of the principal accounting officer.

Pursuant to the terms of his employment agreement (the “Executive Employment Agreement”), made and entered into and effective as of April 6, 2020, Mr. Cirulis will be paid an annual base salary of $425,000, although as is the case with all senior management, his base salary has been temporarily reduced by 25%. Mr. Cirulis’s Executive Employment Agreement also provides, among other things, that: (i) he is eligible to receive a discretionary bonus at a target rate of 60% of his base salary based on the attainment of mutually agreed upon performance goals; (ii) he is eligible for annual equity grants as determined by the Compensation Committee of the Company’s Board of Directors; (iii) the Company shall reimburse all reasonable business expenses incurred by Mr. Cirulis in performing services to the Company; and (iv) severance and change of control benefits contingent upon Mr. Cirulis agreeing to a general release of claims in favor of the Company following termination of employment shall be available. Mr. Cirulis will also be eligible to participate in all customary employee benefit plans or programs of the Company generally made available to the Company’s senior executive officers. Mr. Cirulis has agreed to observe the Company’s standard confidentiality and non-compete agreement. Mr. Cirulis’s employment is at-will and may be terminated at any time for any reason.

The foregoing description of the Executive Employment Agreement is not complete and is qualified in its entirety by reference to the Executive Employment Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 in its entirety by reference.

In connection with the commencement of his Executive Employment Agreement, Mr. Cirulis was granted a one-time cash sign on bonus of $100,000. Mr. Cirulis also received equity consisting of 30,000 restricted stock units to be granted on the Effective Date, 30,000 restricted stock units to be granted on the six month anniversary of the Effective Date, and 30,000 restricted stock units to be granted on the twelve month anniversary of the Effective Date, provided Mr. Cirulis remains continuously employed by the Company through the applicable grant date. The equity awards will be granted under the Potbelly Corporation 2019 Long-Term Incentive Plan, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 21, 2019.

There are no family relationships between Mr. Cirulis and any director or executive officer of the Company (or person nominated or chosen to become a director or executive officer of the Company), and Mr. Cirulis has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On April 13, 2020, the Company issued a press release announcing the appointment of Steven W. Cirulis as Senior Vice President, Chief Financial Officer and Chief Strategy Officer of the Company, as noted in Item 5.02 above. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement dated April 6, 2020, between Potbelly Corporation and Steve Cirulis

99.1	Potbelly Corporation Press Release dated April 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2020	Potbelly Corporation

	By:	/s/ Matthew Revord
	Name:	Matthew Revord
	Title:	Senior Vice President and Chief Legal Officer